UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 15, 2015

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Pursuant to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on December 21, 2015, for the event dated December 15, 2015, to include the historical financial statements and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.
The following financial statements required to be disclosed under Item 9.01(a) of Form 8-K for RC Hotels (Virgin Islands) Inc. are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

Ritz-Carlton St. Thomas:

•	Audited financial statements of RC Hotels (Virgin Islands) Inc. as of and for the year ended December 31, 2014

•	Unaudited financial statements of RC Hotels (Virgin Islands) Inc. as of September 30, 2015 and December 31, 2014 and for the nine months ended September 30, 2015 and 2014
(b) Pro Forma Financial Information.
The unaudited pro forma financial information required to be disclosed under Item 9.01(b) of Form 8-K as of and for the nine months ended September 30, 2015 and the year ended December 31, 2014 is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
(d) Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of BDO USA LLP, dated February 26, 2015
99.1	Historical Financial Statements of RC Hotels (Virgin Islands) Inc.
99.2	Unaudited Pro Forma Financial Information of the Company

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 26, 2016

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DERIC S. EUBANKS
Deric S. Eubanks
Chief Financial Officer